POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 18, 2012 TO THE
PROSPECTUS DATED AUGUST 31, 2012 OF:

PowerShares Aerospace & Defense Portfolio
PowerShares CleantechTM Portfolio
PowerShares DWA Technical LeadersTM Portfolio
PowerShares Global Listed Private Equity Portfolio
PowerShares Golden Dragon China Portfolio
PowerShares Lux Nanotech Portfolio
PowerShares Morningstar StockInvestor Core Portfolio
PowerShares S&P 500 BuyWrite Portfolio
PowerShares S&P 500® High Quality Portfolio
PowerShares Water Resources Portfolio
PowerShares WilderHill Clean Energy Portfolio
PowerShares WilderHill Progressive Energy Portfolio

At a meeting held on December 18, 2012, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust approved the liquidation of PowerShares Morningstar StockInvestor Core Portfolio (the "Fund"), which is expected to commence on February 26, 2013.

After the close of business on February 20, 2013, the Fund no longer will accept creation orders. The last day of trading for the Fund on NYSE Arca, Inc. ("NYSE Arca") will be February 26, 2013. Following that date, the Fund will begin the process of liquidating its portfolio securities. Shareholders should be aware that, thereafter, the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on February 26, 2013, and may incur typical transaction fees from their broker-dealer. The Fund will be de-listed from NYSE Arca on or about March 8, 2013. Shareholders who do not sell their shares of the Fund before the market close on February 26, 2013 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about March 7, 2013.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-PRO-4 SUP-3 121812